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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  March 7, 2001


                         Commission file number 0-24787



                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                                         51-0310342
----------------------------                ---------------------------------
(State or other jurisdiction                (IRS Employer Identification No.)
   of incorporation)


                               2828 NORTH HASKELL
                               DALLAS, TEXAS 75204
               (Address of Principal Executive Offices) (Zip Code)

                                  214-841-6111
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         On March 7, 2001 Affiliated Computer Services, Inc. ("ACS") announced several executive management changes. The changes announced include (i) the promotion of Mark King to Chief Operating Officer; (ii) the promotion of Henry Hortenstine to head the Global Business Development effort; (iii) the promotion of Harvey Braswell to Group President of Government Solutions Group; and (iv) the promotion of Warren Edwards to Chief Financial Officer. Mr. King, Mr. Hortenstine and Mr. Edwards will report to Jeffrey A. Rich, President and Chief Executive Officer. Mr. Braswell, along with the other ACS Group Presidents, will report to Mr. King. In addition to the above announced changes, William L. Deckelman, Jr., ACS' General Counsel, will now report to Mr. Rich, and John Rexford has been promoted to Executive Vice President, Mergers and Acquisitions and will continue to report to Mr. Rich.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

*99.1    Press Release dated March 7, 2001 issued by ACS.






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* Filed herewith.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  March 7, 2001

                                        AFFILIATED COMPUTER SERVICES, INC.
                                                    (Registrant)


                                        By: /s/ Warren Edwards
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                                            (Signature)
                                            Warren Edwards
                                            Executive Vice President and
                                            Chief Financial Officer





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                                  EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION
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

 *99.1         Press Release dated March 7, 2001 issued by ACS.




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* Filed herewith.